                                                                    Exhibit 3(d)



                     REDEEMABLE COMMON STOCK PURCHSE WARRANT           CLASS A
NUMBER                                                                 WARRANTS

                         BALLYHOO CAPITAL VENTURES, INC.

THIS IS TO CERTIFY THAT , for value received and subject to the terms and conditions herin and set forth by and between BALLYHOO CAPITAL VENTURES Inc. a Nevada corporation ("the Company") and

Or registered assigns ( "the Warrant Holder"), is entitled to purchase to this warrant, at anytime on or after December 10, 1999 and before December 10, 2002 at a price of $0.50 ( the "Purchase Price") one fully paid and non-assessable share of common stock (the " Company Stock"), of BALLYHOO CAPITAL VENTURES, Inc., ( the "Company") for every one warrant represented by this certificate upon presentation and surrender of this certificate together with the payment of the Purchase Price for the shares of Warrant Stock to be purchased, provided, however that upon the occurrence of any of the events specified in the Warrant Agreement, the right granted herein shall be adjusted as specified herein. The shares of Common Stock purchasable upon the exercise of this warrant are herein called shares of "Warrant Stock". Notwithstanding anything contained herein to the contrary, this warrant may not be exercised unless a Registration Statement covering the Warrant Stock is in effect with the Securities and Exchange Commission and any applicable states securities commission.

1. Term of Warrant. Subject to the foregoing this warrant may be exercised at any time, commencing on December 10, 1999 and before December 10, 2002, or earlier if so terminated by the Company under paragraph 2; provided, however, that the Company may extend the exercise period of his warrant by giving thirty days written notice of such extension.

2. Redemption of Warrants. Beginning December 10, 1999 the Company, upon 30-days written notice to all Warrant Holders, may redeem the warrants represented by this certificate at a price of $0.01 per warrant; provided, however that at the time the Company gives such notice of redemption. All Warrants called for redemption and not exercised with in the 30-day period will expire and the Registered Owner will only be entitled to the redemption price.

3. Adjustment for Merger, Consolidation, etc. As set forth in the Warrant Agreement, if there is ant change in the Common Stock of the Company through merger, consolidation, reclassification, reorganization, recapitalization, or other change in the capital structure of the Company, appropriate adjustments will be made so that the Warrant Holder has the right thereafter to receive, upon the exercise of the Warrant, the kinds and amount of shares of stock or other securities or property to which the Warrant Holder would have been entitled if, immediately prior to such merger, consolidation, reclassification, reorganization, recapitalization, or other change in the capital structure, the Warrant Holder had held the number of shares of common stock that were then purchasable upon the exercise of this Warrant. The Warrant Agreement also provides for adjustment in the event the Company issues its Common Stock, options or convertible securities at a price less than the Exercise price; or distributes securities or assets ( other than Common Stock or cash dividends) to holders of the Companies Common Stock.

4. Reservation of Common Stock. The Company agrees that the number of shares of Common Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth will at all times during the term of this Warrant will be reserved for the exercised thereof.

5. Manner of Exercise. Exercise may be made of all or any part of the Warrant by surrendering it, with purchase form provided herein duly exercised by the Warrant Holder or the Warrant Holders authorized Attorney, plus payment of the Purchase Price in cash at the office of the Company or the Companies transfer agent.

6. Issuance of Common Stock upon Exercise. The Company, at its expense, shall case to be issued, within ten days of the exercise of the Warrant, a certificate or certificates in the name requested by the Warrant Holder of the number of shares of Common Stock (or other securities or property or combination thereof) to which the Warrant Holder is entitled upon such exercise. All shares of Common Stock or other Securities delivered upon the exercise of the Warrant shall be validly issued, fully paid and non-assessable. Irrespective of the date of issuance and delivery of a certificate or certificates for any shares of Common Stock or other securities or property or combination thereof issuable upon the exercise of this Warrant, each person (including a corporation) in whose name any such certificate or certificates is to be issued will for all purposes be deemed to have become the shareholder of record of the Common Stock, the securities and/or property represented thereby on the date on which there has been delivered to the Company a duly executed notice of exercise of this Warrant and payment for the number of shares of Warrant Stock as to which this Warrant is exercised. No fractional shares will be issuable upon the exercise of this Warrant.

7. No rights as Stockholder. The Warrant Holder is not, by virtue if ownership of the Warrant, entitled to any writes whatsoever of a stockholder of the Company.

8. No Dilution or Impairment. The Company will by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, sale of assets, or any other voluntary action avoid or seek to avoid the observance or performance of any the terms of this Warrant, but will in all times in good faith take all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against dilution or other impairment.

9.    Assignment. This Warrant is freely asignable by the Warrant Holder hereof.

EXCECUTED on this day of December 10, 1999

               SECRETARY                                     PRESIDENT


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                     REDEEMABLE COMMON STOCK PURCHSE WARRANT            CLASS B
NUMBER                                                                  WARRANTS

                         BALLYHOO CAPITAL VENTURES, INC.

THIS IS TO CERTIFY THAT , for value received and subject to the terms and conditions herin and set forth by and between BALLYHOO CAPITAL VENTURES Inc. a Nevada corporation ("the Company") and

Or registered assigns ( "the Warrant Holder"), is entitled to purchase to this warrant, at anytime on or after December 10, 1999 and before December 10, 2002 at a price of $0.75 ( the "Purchase Price") one fully paid and non-assessable share of common stock (the " Company Stock"), of BALLYHOO CAPITAL VENTURES, Inc., ( the "Company") for every one warrant represented by this certificate upon presentation and surrender of this certificate together with the payment of the Purchase Price for the shares of Warrant Stock to be purchased, provided, however that upon the occurrence of any of the events specified in the Warrant Agreement, the right granted herein shall be adjusted as specified herein. The shares of Common Stock purchasable upon the exercise of this warrant are herein called shares of "Warrant Stock". Notwithstanding anything contained herein to the contrary, this warrant may not be exercised unless a Registration Statement covering the Warrant Stock is in effect with the Securities and Exchange Commission and any applicable states securities commission.

1. Term of Warrant. Subject to the foregoing this warrant may be exercised at any time, commencing on December 10, 1999 and before December 10, 2002, or earlier if so terminated by the Company under paragraph 2; provided, however, that the Company may extend the exercise period of his warrant by giving thirty days written notice of such extension.

2. Redemption of Warrants. Beginning December 10, 1999 the Company, upon 30-days written notice to all Warrant Holders, may redeem the warrants represented by this certificate at a price of $0.01 per warrant; provided, however that at the time the Company gives such notice of redemption. All Warrants called for redemption and not exercised with in the 30-day period will expire and the Registered Owner will only be entitled to the redemption price.

3. Adjustment for Merger, Consolidation, etc. As set forth in the Warrant Agreement, if there is ant change in the Common Stock of the Company through merger, consolidation, reclassification, reorganization, recapitalization, or other change in the capital structure of the Company, appropriate adjustments will be made so that the Warrant Holder has the right thereafter to receive, upon the exercise of the Warrant, the kinds and amount of shares of stock or other securities or property to which the Warrant Holder would have been entitled if, immediately prior to such merger, consolidation, reclassification, reorganization, recapitalization, or other change in the capital structure, the Warrant Holder had held the number of shares of common stock that were then purchasable upon the exercise of this Warrant. The Warrant Agreement also provides for adjustment in the event the Company issues its Common Stock, options or convertible securities at a price less than the Exercise price; or distributes securities or assets ( other than Common Stock or cash dividends) to holders of the Companies Common Stock.

4. Reservation of Common Stock. The Company agrees that the number of shares of Common Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth will at all times during the term of this Warrant will be reserved for the exercised thereof.

5. Manner of Exercise. Exercise may be made of all or any part of the Warrant by surrendering it, with purchase form provided herein duly exercised by the Warrant Holder or the Warrant Holders authorized Attorney, plus payment of the Purchase Price in cash at the office of the Company or the Companies transfer agent.

6. Issuance of Common Stock upon Exercise. The Company, at its expense, shall case to be issued, within ten days of the exercise of the Warrant, a certificate or certificates in the name requested by the Warrant Holder of the number of shares of Common Stock (or other securities or property or combination thereof) to which the Warrant Holder is entitled upon such exercise. All shares of Common Stock or other Securities delivered upon the exercise of the Warrant shall be validly issued, fully paid and non-assessable. Irrespective of the date of issuance and delivery of a certificate or certificates for any shares of Common Stock or other securities or property or combination thereof issuable upon the exercise of this Warrant, each person (including a corporation) in whose name any such certificate or certificates is to be issued will for all purposes be deemed to have become the shareholder of record of the Common Stock, the securities and/or property represented thereby on the date on which there has been delivered to the Company a duly executed notice of exercise of this Warrant and payment for the number of shares of Warrant Stock as to which this Warrant is exercised. No fractional shares will be issuable upon the exercise of this Warrant.

7. No rights as Stockholder. The Warrant Holder is not, by virtue if ownership of the Warrant, entitled to any writes whatsoever of a stockholder of the Company.

8. No Dilution or Impairment. The Company will by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, sale of assets, or any other voluntary action avoid or seek to avoid the observance or performance of any the terms of this Warrant, but will in all times in good faith take all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against dilution or other impairment.

9.    Assignment. This Warrant is freely asignable by the Warrant Holder hereof.

EXCECUTED on this day of December 10, 1999

             SECRETARY                              PRESIDENT

                     REDEEMABLE COMMON STOCK PURCHSE WARRANT            CLASS C
NUMBER                                                                 WARRANTS

                         BALLYHOO CAPITAL VENTURES, INC.

THIS IS TO CERTIFY THAT , for value received and subject to the terms and conditions herin and set forth by and between BALLYHOO CAPITAL VENTURES Inc. a Nevada corporation ("the Company") and

Or registered assigns ( "the Warrant Holder"), is entitled to purchase to this warrant, at anytime on or after December 10, 1999 and before December 10, 2004 at a price of $4.00 ( the "Purchase Price") one fully paid and non-assessable share of common stock (the " Company Stock"), of BALLYHOO CAPITAL VENTURES, Inc., ( the "Company") for every one warrant represented by this certificate upon presentation and surrender of this certificate together with the payment of the Purchase Price for the shares of Warrant Stock to be purchased, provided, however that upon the occurrence of any of the events specified in the Warrant Agreement, the right granted herein shall be adjusted as specified herein. The shares of Common Stock purchasable upon the exercise of this warrant are herein called shares of "Warrant Stock". Notwithstanding anything contained herein to the contrary, this warrant may not be exercised unless a Registration Statement covering the Warrant Stock is in effect with the Securities and Exchange Commission and any applicable states securities commission.

1. Term of Warrant. Subject to the foregoing this warrant may be exercised at any time, commencing on December 10, 1999 and before December 10, 2004, or earlier if so terminated by the Company under paragraph 2; provided, however, that the Company may extend the exercise period of his warrant by giving thirty days written notice of such extension.

2. Redemption of Warrants. Beginning December 10, 1999 the Company, upon 30-days written notice to all Warrant Holders, may redeem the warrants represented by this certificate at a price of $0.01 per warrant; provided, however that at the time the Company gives such notice of redemption. All Warrants called for redemption and not exercised with in the 30-day period will expire and the Registered Owner will only be entitled to the redemption price.

3. Adjustment for Merger, Consolidation, etc. As set forth in the Warrant Agreement, if there is ant change in the Common Stock of the Company through merger, consolidation, reclassification, reorganization, recapitalization, or other change in the capital structure of the Company, appropriate adjustments will be made so that the Warrant Holder has the right thereafter to receive, upon the exercise of the Warrant, the kinds and amount of shares of stock or other securities or property to which the Warrant Holder would have been entitled if, immediately prior to such merger, consolidation, reclassification, reorganization, recapitalization, or other change in the capital structure, the Warrant Holder had held the number of shares of common stock that were then purchasable upon the exercise of this Warrant. The Warrant Agreement also provides for adjustment in the event the Company issues its Common Stock, options or convertible securities at a price less than the Exercise price; or distributes securities or assets ( other than Common Stock or cash dividends) to holders of the Companies Common Stock.

4. Reservation of Common Stock. The Company agrees that the number of shares of Common Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth will at all times during the term of this Warrant will be reserved for the exercised thereof.

5. Manner of Exercise. Exercise may be made of all or any part of the Warrant by surrendering it, with purchase form provided herein duly exercised by the Warrant Holder or the Warrant Holders authorized Attorney, plus payment of the Purchase Price in cash at the office of the Company or the Companies transfer agent.

6. Issuance of Common Stock upon Exercise. The Company, at its expense, shall case to be issued, within ten days of the exercise of the Warrant, a certificate or certificates in the name requested by the Warrant Holder of the number of shares of Common Stock (or other securities or property or combination thereof) to which the Warrant Holder is entitled upon such exercise. All shares of Common Stock or other Securities delivered upon the exercise of the Warrant shall be validly issued, fully paid and non-assessable. Irrespective of the date of issuance and delivery of a certificate or certificates for any shares of Common Stock or other securities or property or combination thereof issuable upon the exercise of this Warrant, each person (including a corporation) in whose name any such certificate or certificates is to be issued will for all purposes be deemed to have become the shareholder of record of the Common Stock, the securities and/or property represented thereby on the date on which there has been delivered to the Company a duly executed notice of exercise of this Warrant and payment for the number of shares of Warrant Stock as to which this Warrant is exercised. No fractional shares will be issuable upon the exercise of this Warrant.

7. No rights as Stockholder. The Warrant Holder is not, by virtue if ownership of the Warrant, entitled to any writes whatsoever of a stockholder of the Company.

8. No Dilution or Impairment. The Company will by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, sale of assets, or any other voluntary action avoid or seek to avoid the observance or performance of any the terms of this Warrant, but will in all times in good faith take all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against dilution or other impairment.

9.    Assignment. This Warrant is freely asignable by the Warrant Holder hereof.

EXCECUTED on this day of December 10, 1999

              SECRETARY                            PRESIDENT